Commitments and Contingent Liabilities	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingent Liabilities

Commitments and Contingent Liabilities
The Company is party to litigation and claims arising in the normal course of business. Management, after consultation with legal counsel, believes that the liabilities, if any, arising from such litigation and claims will not be material to the consolidated financial position.
Wilson Bank leases land for certain branch facilities and automatic teller machine locations. Future minimum rental payments required under the terms of the noncancellable leases are as follows:

Years Ending December 31,	In Thousands
2016	$141
2017	77
2018	50
2019	53
2020	56

Total rent expense amounted to $192,000, $133,000 and $128,000, respectively, during the years ended December 31, 2015, 2014 and 2013.
The Company has lines of credit with other financial institutions totaling $53,000,000 at December 31, 2015 and 2014, respectively. At December 31, 2015 and 2014, respectively, there was no balance outstanding under these lines of credit.

The Company also has a Cash Management Advance ("CMA") Line of Credit agreement. The CMA is a component of the Company's Blanket Agreement for advances with the FHLB. The purpose of the CMA is to assist with short-term liquidity management. Under the terms of the CMA, the Company may borrow a maximum of $15,000,000, selecting a variable rate of interest for up to 90 days or a fixed rate for a maximum of 30 days. There were no borrowings outstanding under the CMA at December 31, 2015 or December 31, 2014.